SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT (this "Amendment"), dated as of October 14, 2005, is by and between NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (the "Borrower"), the lenders party to the Original Agreement referenced below (collectively, the "Lenders" and individually, a "Lender"), U.S. AGBANK, FCB, as Co-Syndication Agent, COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Documentation Agent, and COBANK, ACB, an agricultural credit bank ("CoBank"), as Lead Arranger, Co-Syndication Agent, Swing Line Lender and Administrative Agent for the Lenders, the Issuers and the Swing Line Lender hereunder (in its capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent").

RECITALS

The parties described above are parties to a Fourth Amended and Restated Credit Agreement dated as of December 29, 2004 as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated as of July 7, 2005 (as so amended, the "Original Agreement").

The Borrower has requested that certain amendments be made with respect to the Original Agreement and the Required Lenders have agreed to accommodate such requests on the terms and subject to the conditions set forth in this Amendment.

ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1       Original Agreement Definitions.  Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

ARTICLE II
AMENDMENTS

2.1       Amendment to Section 10.7 to the Original Agreement.  Section 10.7 of the Original Agreement is hereby amended in its entirety to read as follows:

"The Borrower shall not make or become legally obligated to make any Net Capital Expenditures exceeding in the aggregate for each period set forth below, the amount set forth opposite such period:

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Period	Net Capital Expenditure Limit
Fiscal Years 2005-2006 (combined)	$64,000,000
Fiscal Year 2007	$35,000,000
Fiscal Year 2008 and Each Fiscal Year Thereafter	$40,000,000

2.2       Amendment to Exhibits.

(a)       Exhibit 7G of the Original Agreement is hereby replaced in its entirety with Exhibit A hereto.

(b)       Exhibit 7H of the Original Agreement is hereby replaced in its entirety with Exhibit B hereto.

(c)       Exhibit 9A of the Original Agreement is hereby replaced in its entirety with Exhibit C hereto.

ARTICLE III
CONDITION PRECEDENT

3.1       Condition to Effectiveness of this Amendment.  This Amendment shall become effective when the Agent shall have received this Amendment, duly executed by the Borrower, the Agent and the Required Lenders.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties.  To induce the Agent, the Swing Line Lender, the Issuers and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to such Persons as follows:

(a)       The Borrower's execution and delivery of this Amendment and the performance of its obligations hereunder and under the Original Agreement as amended by this Amendment, (i) are within the Borrower's powers; (ii) are duly authorized by the Borrower's  managers and, if necessary, the Borrower's members; (iii) are not in contravention of any material law or laws, or the terms of the Borrower's operating agreement, or other organizational documents, or of any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of the Borrower's property is bound; (iv) do not require any governmental consent, registration or approval; (v) do not contravene any contractual or governmental restriction binding upon the Borrower; and (vi) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any of the Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Borrower is a party or by which the Borrower or any of the Borrower's property may be bound or affected.

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            (b)       This Amendment and the Original Agreement as amended by this Amendment set forth the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms.

ARTICLE V
MISCELLANEOUS

5.1       Reference to and Effect on the Original Agreement and the other Financing Documents.

(a)       The Original Agreement, as hereby amended, and the other Financing Documents remain in full force and effect and are hereby ratified and confirmed.

(b)       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Swing Line Lender, the Issuers or the Lenders under the Original Agreement or any of the other Financing Documents, nor constitute a waiver of any provision thereof.

(c)       This Amendment constitutes a Financing Document as such term is used in the Original Agreement as amended hereby.

5.2       Continuation of Representations and Warranties.  The Borrower represents and warrants to the Agent, the Swing Line Lender, the Issuers and the Lenders that on and as of the date hereof and after giving effect to this Amendment and to disclosures to the Agent made from time to time in accordance with the Original Agreement, (i) all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and (ii) no Default or Matured Default shall have occurred and be continuing.

5.3       Merger and Integration, Superseding Effect.  This Amendment, together with the Original Agreement as amended by this Amendment and the other Financing Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this Amendment, shall control.

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5.4       Expenses.  The Borrower agrees to pay all of the expenses, including reasonable attorney's fees and expenses, incurred by the Agent in connection with this Amendment.

            5.5       Counterparts.  This Amendment may be executed in several counterparts and by the different parties on separate counterparts, each of which together shall be construed as one original and all of which shall constitute together but one and the same Amendment. Facsimile signatures on this Amendment shall be considered as original signatures.

            5.6       Successors.  Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of the Borrower, the Agent, the Swing Line Lender, the Lenders and the Issuers.

5.7       Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

5.8       Governing Law.  This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of Colorado without regard to the application of conflict of laws principles.

 [Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL BEEF PACKING COMPANY, LLC

By:	/s/ Jay D. Nielsen
Its:	Chief Financial Officer

COBANK, ACB, individually and as Lead Arranger, Co-Syndication Agent and Administrative Agent
By:	/s/ Natalya Rivkin
Its:	Assistant Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, individually and as Documentation Agent

By:	/s/ Robert Hughes	By:	/s/ Rebecca O. Morrow
Its:	Vice President	Its:	Executive Director

AMARILLO NATIONAL BANK

By:	/s/ Leonard Herrington
Its:	Vice President

            U.S. AGBANK, F.C.B., as Co-Syndication
      Agent

By:	/s/ Greg Sommerhalder
Its:	Vice President

[Signature Page to Second Amendment]

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EXHIBIT A TO SECOND AMENDMENT TO CREDIT AGREEMENT

Exhibit 7G to
Fourth Amended and
Restated Credit Agreement

Other Names Used by the Borrower

Trade names disclosed in Exhibit 7.3.

Farmland names:

Farmland National Beef Packing Company, L.P.
Farmland National Beef Foreign Sales Corporation
Farmland National Beef - Japan, Inc.
Farmland National Beef Japan
Farmland National Beef
Farmland Black Angus Beef
FNBP

Prior Location of Chief Executive Office

            Prior to 2001, the chief executive office of the Borrower's predecessor entity was located at 10100 North Executive Hills Drive, Kansas City, Platt County, Missouri.

A-1

EXHIBIT B TO SECOND AMENDMENT TO CREDIT AGREEMENT

Exhibit 7H to
Fourth Amended and
Restated Credit Agreement

Affiliates

National Beef aLF, L.L.C. (51% Subsidiary of Borrower)

aLF Ventures, L.L.C. (National Beef aLF, L.L.C. owns 47.5%)

Kansas City Steak Company, LLC (Borrower owns 75% interest)

National Carriers, Inc. (wholly-owned Subsidiary of Borrower)

NCI Leasing, Inc. (wholly-owned Subsidiary of National Carriers, Inc.)

N.B.P. Japan Kabushiki Kaisha (wholly-owned Subsidiary of Borrower)

NBP Korea, Inc. (wholly-owned Subsidiary of Borrower)

NB Finance Corp (wholly-owned Subsidiary of Borrower)

U.S. Premium Beef, LLC, successor by merger and conversion to U.S. Premium Beef, Ltd. (member of Borrower)

NBPCo Holdings, LLC (wholly owned by Beef Products, Inc., and member of Borrower)

Beef Products, Inc. (through its ownership of NBPCo Holdings, LLC)

John R. Miller (member of Borrower)

French Basin Land & Cattle Co., LLC (member of Borrower)

TKK Investments, LLC (controlled by Tim Klein) (member of Borrower)

S-B Enterprises V, LLC (controlled by Scott H. Smith) (member of Borrower)

B-1

EXHIBIT C TO SECOND AMENDMENT TO CREDIT AGREEMENT

Exhibit 9A to
Fourth Amended and
Restated Credit Agreement

Form of Compliance Certificate
(period from ___________, 200__ to __________, 200__)

Pursuant to Section 9.1 of the Fourth Amended and Restated Credit Agreement dated as of December __, 2004 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") by and among National Beef Packing Company, LLC (the "Borrower"), CoBank, ACB, as agent (the "Agent"), and the Persons from time to time party thereto, the undersigned certifies to the Agent and the Lenders as follows:

1.        The Borrower's consolidated financial statements, attached hereto, for the period indicated above (the "Financial Statements"), have been prepared in accordance with the requirements of Section 9.1 of the Credit Agreement and have been delivered on or before the date they are due.

2.         The representations and warranties contained in Article VII of the Credit Agreement, as updated by disclosures in writing to the Agent as permitted therein, are true and correct as of the date hereof as though made on this date.

3.         The Borrower is in compliance with all of the affirmative and negative covenants set forth in Articles IX and X of the Credit Agreement as of the date hereof.

4.         Specifically, as of the date of the Financial Statements:

a.         From the Closing Date until the Conversion Date, the Borrower is required to maintain a minimum four-quarter rolling EBITDA for each four consecutive fiscal quarter period of at least $50,000,000.  With respect to each fiscal quarter beginning with the first full fiscal quarter that commences after the Conversion Date, the Borrower is required to maintain a minimum four-quarter rolling EBITDA for each four consecutive fiscal quarter period then ended, as follows:

EBITDA                      Fiscal Quarter Ended

$65,000,000              Closing Date through May 31, 2005

$72,000,000              August 31, 2005 through May 31, 2006

$75,000,000              August 31, 2006 through May 31, 2007

            $85,000,000              August 31, 2007 and thereafter

Borrower's EBITDA for the four consecutive fiscal quarters ending on the date of the Financial Statement was $ ______________.

In Compliance:  Yes __      No___

b.         From the Closing Date until the Conversion Date the Borrower is required to maintain at all times a minimum Borrowing Base Availability of at least $25,000,000.

Borrower's actual Borrowing Base Availability was $________________ on the date of the Financial Statements.

            In Compliance:        Yes __            No___

c.        With respect to each fiscal quarter beginning with the first full fiscal quarter that commences after the Conversion Date, the Borrower's Funded Debt to EBITDA Ratio for each four consecutive fiscal quarter period then ended may not exceed the following ratios:

Funded Debt

to EBITDA                 Fiscal Quarter Ended

5.25 to 1.00               Closing Date through May 31, 2005

4.50 to 1.00               August 31, 2005 through May 31, 2006

4.25 to 1.00               August 31, 2006 through November 30, 2006

4.00 to 1.00               February 28, 2007 through May 31, 2007

3.75 to 1.00               August 31, 2007 and thereafter

Borrower's Funded Debt to EBITDA Ratio for the four consecutive fiscal quarters ending on the date of the Financial Statement was  ______________.

In Compliance:  Yes __      No___

d.        With respect to each fiscal quarter beginning with the first full fiscal quarter that commences after the Conversion Date, the Borrower's Senior Secured Funded Debt to EBITDA Ratio for each four consecutive fiscal quarter period then ended may not exceed the following ratios:

Senior Secured

Funded Debt

to EBITDA Ratio                   Fiscal Quarter Ended

3.50 to 1.00               Closing Date through May 31, 2005

3.25 to 1.00               August 31, 2005 through May 31, 2006
2.75 to 1.00               August 31, 2006 and thereafter

Borrower's Senior Secured Funded Debt to EBITDA Ratio for the four consecutive fiscal quarters ending on the date of the Financial Statement was ______________.

In Compliance:  Yes __      No___

e.        With respect to each fiscal quarter beginning with the first full fiscal quarter that commences after the Conversion Date, the Borrower is required to maintain a minimum Debt Service Coverage Ratio for each four consecutive fiscal quarter period then ended, as follows:

Debt Service Coverage Ratio           Fiscal Quarter Ended

1.75 to 1.00                           Closing Date through May 31, 2005

2.00 to 1.00                           August 31, 2005 and thereafter

Borrower's Debt Service Coverage Ratio for the four consecutive fiscal quarters ending on the date of the Financial Statement was ______________.

            In Compliance:        Yes __            No___

f.          The Borrower is prohibited from having Net Capital Expenditures (as described in the Credit Agreement) for the period set forth below in excess of the amount set forth below:

Period	Net Capital Expenditure Limit
Fiscal Years 2005-2006 (combined)	$64,000,000
Fiscal Year 2007	$35,000,000
Fiscal Year 2008 and Each Fiscal Year Thereafter	$40,000,000

The Borrower's actual Net Capital Expenditures for such period ___ were ________________.

In Compliance:  Yes __      No___

g.         After the Conversion Date, the rate at which interest accrues under the Borrower's Notes is determined in accordance with a Financial Performance Level (as described in the Credit Agreement), which, in turn, is determined by the Borrower's Funded Debt to EBITDA Ratio, as set forth below:

Financial Performance Level	Funded Debt to EBITDA Ratio
Level 1	Less than 3.00 to 1.00
Level 2	Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00
Level 3	Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00
Level 4	Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00
Level 5	Greater than or equal to 4.50 to 1.00

As of the Borrower's first full fiscal quarter commencing after the Conversion Date, Borrower's Funded Debt to EBITDA Ratio was ________ and the Financial Performance Level was ____________.

5.      All adjustments and calculations related to the amounts set forth in each of 4.a. through 4.g. above are attached hereto.

Dated:  ________________, 200_

National Beef Packing Company, LLC

By:
Its: